SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 26, 2004

Crown Andersen Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14229	58-1653577
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

306 Dividend Drive, Peachtree City, Georgia 30269

(Address of Principal Executive Offices, including Zip Code)

(770) 486-2000

(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events.

On May 26, 2004 Crown Andersen Inc. (the “Registrant”) issued a press release announcing its receipt of a Nasdaq Marketplace Rule 4310(c)(14) letter. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99	Press Release of Registrant dated May 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 26, 2004	CROWN ANDERSEN INC.

	By:	/s/ Randall H. Morgan
Randall H. Morgan
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Document
99	Press Release of Registrant dated May 26, 2004